UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact name of registrant as specified in its charter)
 ____________________________________________

Netherlands	001-34726	98-0646235
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd.,		4th Floor, One Vine Street
Suite 5100		London	Delftseplein 27E
Houston, Texas		W1J0AH	3013AA	Rotterdam
USA	77056	United Kingdom	Netherlands
(Address of principal executive offices) (Zip code)

(713)	309-7200	+44 (0)	207	220 2600	+31 (0)	10	275 5500
(Registrant’s telephone numbers, including area codes)
(Former name or former address, if changed since last report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement.
On September 10, 2025, LyondellBasell Industries N.V. (the “Company”), LYB Americas Finance Company LLC, a wholly-owned subsidiary of the Company (“LYB Americas Finance”), Citibank, N.A., as administrative agent, and various financial institutions, as lenders, entered into Amendment No. 1 (the “Amendment”) to the Third Amended and Restated Credit Agreement dated as of July 17, 2024 (as amended, the “Credit Agreement”).

The Amendment primarily increases the Maximum Leverage Ratio (as defined in the Credit Agreement) through 2027 unless the Company elects to terminate such provisions sooner. In connection with the increase, the Company is subject to certain additional limitations, including restrictions on dividend increases and share repurchases (other than to offset dilution).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto.

Additionally, the modification to the Maximum Leverage Ratio is incorporated into the Company’s $900 million structured accounts receivable receivables facility originated in September 2012 (as previously amended, the “Receivables Facility”) among Lyondell Chemical Company, as servicer, LYB Receivables LLC, a bankruptcy-remote special purpose entity that is a wholly-owned subsidiary of the Company, as seller, the conduit purchasers, related committed purchasers, LC participants and purchaser agents party thereto, the other parties thereto and Mizuho Bank, Ltd., as Administrator and LC Bank, pursuant to Section 5.1 (Amendments, Etc.) of the Receivables Facility.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1
Amendment No. 1 to Third Amended and Restated Credit Agreement, dated September 10, 2025, among LyondellBasell Industries N.V. and LYB Americas Finance Company LLC, as Borrowers, the various institutions from time to time party thereto as Lenders and L/C Issuers, Citibank, N.A., as Administrative Agent, and Wells Fargo Bank, National Association, as Syndication Agent.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	September 11, 2025
		By:	/s/ Brendan J. Dalton
Brendan J. Dalton
Vice President
and Treasurer